ALLIANCE INSTITUTIONAL FUNDS

ANNUAL REPORT
OCTOBER 31, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                             ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

December 28, 1999

Dear Shareholder:

We are pleased to provide you with an update on the performance and investment activity of the portfolios of Alliance Institutional Funds, Inc. for the annual reporting period ended October 31, 1999.

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
Portfolio Manager: Al Harrison

The following table provides performance results for the Alliance Premier Growth Institutional Fund (the "Fund") for the six- and 12-month periods ended October 31, 1999. For comparison, we have also provided the returns for the Standard & Poor's 500 Stock Index (the "S&P 500"), a common measure of the broad stock market, and your Fund's benchmark, the Russell 1000 Growth Stock Index, which measures the performance of large-cap U.S. stocks.

INVESTMENT RESULTS
For both the six- and 12-month periods ended October 31, 1999, your Fund has provided a return well in excess of the S&P 500. For the six-month period, the Fund modestly underperformed the Russell 1000 Growth Stock Index, although for the 12-month period, the Fund achieved over 400 basis points of outperformance versus the Russell 1000 Growth Stock Index. Outperformance for the 12-month period was attributable to a strong appreciation in selected technology stocks, high-growth telecommunication suppliers and service companies, media and broadcasting firms and brokerage stocks. Performance during the six-month period was tempered by declines in pharmaceutical stocks and your Fund's underweight position in technology stocks relative to the Russell 1000 Growth Stock Index (discussed further below).


INVESTMENT RESULTS
Periods ended October 31, 1999
                                                TOTAL RETURNS
                                            6 MONTHS      12 MONTHS
                                           ----------    -----------
ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
  Class I                                     7.21%         39.17%
  Class II                                    6.99%         38.63%

S&P 500                                       2.74%         25.66%

RUSSELL 1000 GROWTH STOCK INDEX               7.46%         34.25%

* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF OCTOBER 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE UNMANAGED RUSSELL 1000 GROWTH STOCK INDEX CONSISTS OF 1000 OF THE LARGEST STOCKS REPRESENTING APPROXIMATELY 87% OF THE U.S. EQUITY MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 6.


ECONOMIC REVIEW
It seems that virtually every portfolio manager and market strategist has drawn attention to the narrow leadership that has evolved in the market over the last couple of years. In terms of high earnings growth and strong market positions, it is hard to argue with the fundamentals behind most of these companies. But the price-to-earnings multiple divergence between this select group and all others is hard to fit into any historic experience, at least since the early 1970s.

An unintended consequence of this divergence of valuations is that it feeds on itself because of the importance of the names in indices such as the Russell 1000 Growth Stock Index and the S&P 500. The Russell 1000 Growth Stock Index, for example, is now approaching nearly a 50% weighting in highly valued technology stocks. And by default, therefore, small-cap, mid-cap and value areas suffer as funds are diverted to keeping up with the major benchmarks irrespective of price considerations. We continue to be strong bulls on the U.S. economy and most U.S. companies based on fundamentals. But it is hard to swallow today's relative multiples between groups and, at the same time, believe that the market is being completely rational. To pay very high absolute and relative multiples for a narrow list of stocks presupposes that the


1


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

rubber band in the future will stretch even further, and that what has been a winning strategy up to this point will continue.

REVIEW OF INVESTMENT STRATEGY
The Fund seeks long-term growth by investing in many of the premier U.S. companies that demonstrate world leadership positions. We are continuing to stay the course with an optimistic bias, but remain extremely price conscious when looking at one stock against another. Our own answer to the dilemma of the divergence in values between the narrow leadership group and the broader market is to adopt what admittedly some could say is a compromise position. We are not as heavily invested in the growth favorites (such as technology) to the extent that some benchmarks would dictate. We are continuing to run the Fund's portfolio with a broad mix of stocks, and believe a middle road is the correct path given our positive view of fundamentals but some discomfort with the extremes of market price discrepancies. As always, we will continue to make individual decisions as best we see based on the marriage of fundamentals and price for all the stocks held by the Fund and at each point of the market's gyrations.

ALLIANCE QUASAR INSTITUTIONAL FUND
Portfolio Manager: Randall Haase

The following table provides performance results for the Alliance Quasar Institutional Fund (the "Fund") for the six- and 12-month periods ended October 31, 1999. For comparison, we have also included the returns for the Russell 2000 Index, which measures the performance of small-cap U.S. stocks.

INVESTMENT RESULTS
During the six- and 12-month periods ended October 31, 1999, the Fund's Class I shares returned -5.15% and 6.88%, respectively, while the Fund's benchmark index, as represented by the Russell 2000 Index, returned -0.25% and 14.87%, respectively. The Fund's underperformance versus its benchmark was largely due to the Fund's relative underweight position in technology as well as its exposure to various other industries such as health care, retail and transportation. We believe that these areas offer much better investments on a risk/reward basis with much less volatility. Other than technology stocks, most other areas of the U.S. market have received little investor interest. As a result, we believe strongly that these areas are where the greatest opportunities lie.


INVESTMENT RESULTS*
Periods ended October 31, 1999
                                                TOTAL RETURNS
                                            6 MONTHS      12 MONTHS
                                           ----------    -----------
ALLIANCE QUASAR INSTITUTIONAL FUND
  Class I                                    -5.15%          6.88%
  Class II                                   -5.28%          6.76%

RUSSELL 2000 INDEX                           -0.25%         14.87%

* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF OCTOBER 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE RUSSELL 2000 INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT INCLUDES 2,000 OF THE SMALLEST STOCKS REPRESENTING APPROXIMATELY 11% OF THE U.S. EQUITY MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 8.


MARKET REVIEW
Overall, small-cap stocks continue to underperform large-cap stocks. In fact, if this trend continues, 1999 will mark the sixth consecutive year of underperformance for small-cap stocks as measured by the Russell 2000 Index relative to the Standard & Poor's 500 Stock Index ("S&P 500"). We strongly believe this six-year cycle is a liquidity-driven event. Since 1979, when the Russell 2000 Index was introduced to measure small-cap stocks, there have been four distinct cycles in which either small- or large-cap stocks performed well. For 1999, not only have we just completed six consecutive years, but also the disparity in valuations between small- and large-cap stocks has never been more extreme within this 20-year period. In fact, since the beginning of 1994, when the current period of underperformance for small-cap stocks began, the S&P 500 has outperformed the Russell 2000 Index by practically a two-to-one margin, or approximately 26% versus 13% on an annualized basis for the six-year period. In our view, this is simply not sustainable.


2


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

We do strongly believe that there are major opportunities to invest in the U.S. in literally thousands of small-cap stocks that offer much better risk/reward tradeoffs than many investors realize. The difficulty, of course, is in determining exactly when investor psychology will change. When it does, however, we believe that the Fund is positioned to do well when the market broadens out and small-cap stocks start to participate.

For example, the Fund holds several positions in the retail and apparel sectors. The companies in these sectors typically have strong franchises, dominant market share positions, earnings-per-share growth between 20% and 30% and price-to-earnings ratios between 10 and 20 times earnings. The Fund's holdings in these sectors include Zale Corporation, a leading jewelry retailer, Men's Wearhouse Inc., a leading men's retailer of formal wear, and BJ's Wholesale Club Inc., a leading membership-based warehouse club chain.

Within the leisure category, we are looking for professionally managed consolidators of fragmented industries who are able to leverage their strengths in building dominant, national franchises. These include Bally Total Fitness Holding Corp., which, with over four million members, is the largest health club provider in the U.S., and Premier Parks Inc., the largest amusement park operator after the Walt Disney Company. In the consumer manufacturing category, the Fund maintains a holding in Monaco Coach Corp., a leading manufacturer of recreational vehicles in the U.S.

Health care continues to be an area of focus for the Fund. The congressional balancing of the federal budget and various managed-care concerns have put a lot of pressure on the health care service sector, which in turn has depressed stock prices in this sector. Nevertheless, we have used this as an opportunity to add to the Fund's holdings. These include Health Management Associates Inc., a leading operator of acute care hospitals in rural markets, and Lifepoint Hospitals Inc., a recently spun-out company from Columbia/HCA Healthcare Corp. In addition, the Fund holds a position in Medical Manager Corp., an intranet health care company focusing on managing drug prescriptions via a closed-loop architecture.

In the turnaround category, we believe that the sports retailing industry has seen its worst days and that Venator Group Inc., the parent company of both Foot Locker and Champs, should benefit. As the industry becomes more rational, the aggressive expansion in square footage seen over the last five years has essentially come to a halt. In addition, Nike Inc. is seeing its business turning. These factors should help Foot Locker and Champs see a turn in their business and we consequently believe that Venator should do very well.

Within the real estate sector, we believe that the stocks of real estate investment trusts ("REITs") have come under a lot of pressure as investors focus more on momentum growth and less on yield. There are several well-run companies yielding over 10% with internal growth of 10% to 20%. Therefore, we have about 7% of the Fund's portfolio invested in REITs and currently hold positions in Chelsea GCA Realty Inc. Taubman Centers Inc. and MeriStar Hospitality Corp.

In addition, we also like the rental car industry and have positions in Budget Group Inc. and Dollar Thrifty Automotive Group Inc. This industry has gone through a major change in ownership from the auto manufacturers to financial entrepreneurs. We are now seeing real pricing power, better yield management, greater inventory efficiencies, and as a result, a higher level of profitability. We believe these companies have strong fundamentals that are not yet recognized in the marketplace.

We remain adverse to establishing an overweight position in the technology sector and, more specifically, in internet stocks. We still believe that a broad majority of these stocks have yet to demonstrate the ability to produce significant earnings and, in some cases, we believe that they probably never will. In our opinion, these stocks remain overpriced, and we therefore maintain a low weighting in these sectors.

ALLIANCE REAL ESTATE INVESTMENT
INSTITUTIONAL FUND
Portfolio Manager: Dan Pine

The following table provides performance results for the Alliance Real Estate Investment Institutional Fund (the "Fund") for the six- and 12-month periods ended October 31, 1999. For comparison, we have also included the returns of the National Association of Real Estate Investment Trusts ("NAREIT") Equity Index, and the Standard & Poor's 500 Stock Index (the "S&P 500").


3


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

INVESTMENT RESULTS
The shares of real estate companies continue to significantly underperform the overall stock market. After a brief spring rally, the price of real estate investment trust ("REIT") shares regressed back into a downtrend, which originally began in late 1997. To date, the price decline has been about 33%, peak to trough. Although these price declines have been somewhat offset by dividends, the total returns have nonetheless been clearly negative. As the accompanying table highlights, the past six months have been particularly difficult, with the NAREIT Equity Index losing 8.36% during this brief period. It was a particularly difficult period for the Fund, which underperformed its benchmark during the six-month period ended October 31, 1999. This underperformance more than offset our relative outperformance of the prior six months, leaving the Fund behind its benchmark for the fiscal year.

There is no single event or sub-sector dislocation that can explain the Fund's low returns over the past six months. A number of the Fund's portfolio investments declined precipitously in price during this period. Among the companies hardest hit were those with the highest dividend yields and lowest valuations going into the period. This occurred regardless of geographic or property type exposure.


INVESTMENT RESULTS*
Periods ended October 31, 1999
                                                TOTAL RETURNS
                                            6 MONTHS      12 MONTHS
                                           ----------    -----------
ALLIANCE REAL ESTATE INVESTMENT
  INSTITUTIONAL FUND
  Class I                                   -11.32%         -7.21%
  Class II                                  -11.29%         -7.32%

S&P 500                                       2.74%         25.66%

NAREIT EQUITY INDEX                          -8.36%         -5.54%

* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF OCTOBER 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE NAREIT EQUITY INDEX IS A MARKET VALUE WEIGHTED INDEX BASED UPON THE LAST CLOSING PRICE OF THE MONTH FOR TAX-QUALIFIED REITS LISTED ON THE NYSE, AMEX, AND NASDAQ. INDEX RETURNS ARE NOT ADJUSTED FOR SALES CHARGES OR OPERATING EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 10.


MARKET OVERVIEW
Despite of the aforementioned stock price performance, our expectations for the real estate sector continue to be positive. Across the vast majority of geographic markets and property types, buildings are full, rents are increasing above inflation and new construction levels remain benign. Companies are meeting or exceeding estimates for growth, and dividends are well covered and increasing. In short, we believe that fundamentals are in place for continued moderate improvements in operating results, albeit at rates of growth below those of the recent past.

Stock prices, as previously mentioned, have declined to levels well below prior peaks. In fact, REITs today trade at prices last seen in 1995 in spite of double digit cash flow growth in each of the ensuing years. REITs are cheaper today than at any time since the rebirth of the industry in the early years of this decade. This holds true using any valuation metric - price-to-cash-flow, discounts to underlying asset value, dividend yields, price-to-earnings to growth, or yields relative to other income vehicles.

Yet despite this value equation, investor sentiment remains quite negative. In our view, this is because the ongoing market surge and strong economy have left investors more risk-tolerant than in the recent past. Across many sectors of the market, cash has flowed to higher-risk, higher-return investments. This is especially true for the high excitement areas of the "new" economy - the Internet and related products and services. The valuation bubble thus created may be unprecedented in the history of the U.S. economy. It has certainly drained capital and investor interest from many other investment alternatives. REITs are in no way part of this new economy. They may not be hurt by the growth of the Internet


4


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

(with the possible exception of retail property owners), but they do not benefit from it and they are not part of the related run-up in stock price.

We believe that REITs, along with many other sectors of the market, will continue to suffer a dearth of investor interest until the broad market investor experiences some need to be more conservative. Unfortunately, we know neither when this will occur nor what will cause this to happen. It may be because the Internet bubble pops, or it may be because the valuation dichotomy in the market simply reaches unsustainable levels. We do not know. However, we do believe that, in the interim, REITs will likely continue to pay out generous dividends and grow the value of the assets they own.

INVESTMENT STRATEGY
Your Fund has always been diversified across all the many types of income-producing real estate, with the bulk of its investments in markets and property types showing better-than-average expected growth. As the REIT market declined over the past several quarters, we sought to ameliorate the risks by increasing our exposure to assets with less cyclical risk than average as well as those with exposure to the strongest local markets.

Frankly, the lower risk diversification hasn't worked. Most of these companies have underperformed the REIT market because they could not attract growth capital. We are currently refocusing the Fund's portfolio on those companies with the best growth prospects because they own assets in the best real estate markets. These include companies with significant exposure to markets along the coasts and less exposure to the heartland. This will also serve to shrink the number of holdings of the Fund and add to the benefits we expect to realize.

MARKET OUTLOOK AND CONCLUSION
We remain optimistic about the future of real estate. The markets are healthy, and moderate growth in rents appear sustainable. In our view, the shares of real estate companies discount a reality far worse than any we are likely to encounter, and few investors care. We believe this combination of factors makes real estate stocks attractive at this time.

In conclusion, we would like to thank you for the continued confidence you have shown in the portfolios of Alliance Institutional Funds, Inc., and we look forward to reporting their progress to you in the future.

Sincerely,


Alfred Harrison
Executive Vice President


Randall E. Haase
Senior Vice President


Daniel G. Pine
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


5


INVESTMENT OBJECTIVE AND POLICIES
                                     ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________

Alliance Premier Growth Institutional Fund is an open-end, diversified investment company that seeks long-term growth of capital by investing in the common stocks of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the portfolio, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS
CLASS I SHARES
                           PERIOD ENDED   PERIOD ENDED
                            OCTOBER 31,   SEPTEMBER 30,
                               1999           1999
                           ------------   ------------
12 Months                     39.17%         41.90%
Since Inception*              36.27%         32.45%

CLASS II SHARES
                           PERIOD ENDED   PERIOD ENDED
                            OCTOBER 31,   SEPTEMBER 30,
                               1999           1999
                           ------------   ------------
12 Months                     38.63%         41.30%
Since Inception*              35.74%         31.93%


The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 1/7/98 Class I & Class II.


6


                                     ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
1/31/98* TO 10/31/99

$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND CLASS I: $16,600
RUSSELL 1000 GROWTH INDEX: $15,413
S&P 500 STOCK INDEX: $14,250

         1/31/98               10/31/98               10/31/99


This chart illustrates the total value of an assumed $10,000 investment in Alliance Premier Growth Institutional Fund Class I shares (from 1/31/98 to 10/31/99) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to that class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard &Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 1000Growth Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.


Alliance Premier Growth Institutional Fund
Standard &Poor's 500 StockIndex
Russell 1000Growth Index

*    Closest month-end after the Fund's Class A share inception date of 1/7/98.


7


INVESTMENT OBJECTIVE AND POLICIES            ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

Alliance Quasar Institutional Fund seeks growth of capital by pursuing aggressive investment policies. Alliance Quasar Institutional Fund invests primarily in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS
CLASS I SHARES
                           PERIOD ENDED   PERIOD ENDED
                            OCTOBER 31,   SEPTEMBER 30,
                               1999           1999
                           ------------   ------------
12 Months                      6.88%         11.48%
Since Inception*             -13.26%        -13.69%

CLASS II SHARES
                           PERIOD ENDED   PERIOD ENDED
                            OCTOBER 31,   SEPTEMBER 30,
                               1999           1999
                           ------------   ------------
12 Months                      6.76%         11.20%
Since Inception*             -13.46%        -13.91%


The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 3/17/98 Class I & Class II.


8


                                             ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

ALLIANCE QUASAR INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
3/31/98* TO 10/31/99

$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000

S&P 500 STOCK INDEX: $12,644
RUSSELL 2000 INDEX: $9,102
ALLIANCE QUASAR INSTITUTIONAL FUND CLASS I: $7,868

        3/31/98                 10/31/98                 10/31/99


This chart illustrates the total value of an assumed $10,000 investment in Alliance Quasar Institutional Fund Class I shares (from 3/31/98 to 10/31/99) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to that class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard &Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market.


Alliance Quasar Institutional Fund
Standard &Poor's 500 StockIndex
Russell 2000Index

*    Closest month-end after the Fund's Class A share inception date of 3/17/98.


9


                                                ALLIANCE REAL ESTATE INVESTMENT
INVESTMENT OBJECTIVE AND POLICIES                            INSTITUTIONAL FUND
_______________________________________________________________________________

Alliance Real Estate Institutional Fund seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS
CLASS I SHARES
                           PERIOD ENDED   PERIOD ENDED
                            OCTOBER 31,   SEPTEMBER 30,
                               1999           1999
                           ------------   ------------
12 Months                     -7.21%         -6.46%
Since Inception*             -13.81%        -12.77%

CLASS II SHARES
                           PERIOD ENDED   PERIOD ENDED
                            OCTOBER 31,   SEPTEMBER 30,
                               1999           1999
                           ------------   ------------
12 Months                     -7.32%         -6.71%
Since Inception*             -14.09%        -13.14%


The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 12/9/97 Class I & Class II


10


                                                ALLIANCE REAL ESTATE INVESTMENT
                                                             INSTITUTIONAL FUND
_______________________________________________________________________________

ALLIANCE REALESTATE INVESTMENT INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
12/31/97* TO 10/31/99

$15,000
$13,000
$11,000
$10,000
$9,000
$7,000

S&P 500 STOCKINDEX: $14,407
NAREITEQUITY INDEX: $7,878
ALLIANCE REAL ESTATE INVESTMENT INSTITUTIONAL FUND CLASS I: $7,440

       12/31/97                 10/31/98                 10/31/99


This chart illustrates the total value of an assumed $10,000 investment in Alliance RealEstate Investment Institutional Fund Class I shares (from 12/31/97 to 10/31/99) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to that class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard &Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.
The unmanaged NAREITEquity Index is a market-value weighted index, based upon the last closing price of the month for tax-qualified REITs listed on NYSE, AMEX and the NASDAQ.


Alliance Real Estate Investment Institutional Fund
Standard &Poor's 500 StockIndex
NAREITEquityIndex

*    Closest month-end after the Fund's Class A share inception date of 12/9/97.


11


TEN LARGEST HOLDINGS
OCTOBER 31, 1999                     ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                          VALUE            NET ASSETS
-------------------------------------------------------------------------------
Dell Computer Corp.                           $11,840,887            4.6%
Home Depot, Inc.                               10,894,650            4.3
Morgan Stanley Dean Witter & Co.               10,363,860            4.1
Cisco Systems, Inc.                             9,842,000            3.8
Nokia Corp. (ADR)                               8,412,950            3.3
Intel Corp.                                     8,007,038            3.1
Schering-Plough Corp.                           7,840,800            3.1
Federal Home Loan Mortgage Corp.                7,785,000            3.1
Warner-Lambert Co.                              7,566,225            3.0
MBNA Corp.                                      7,498,806            2.9
                                              $90,052,216           35.3%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED OCTOBER 31, 1999
_______________________________________________________________________________

                                                         SHARES*
-------------------------------------------------------------------------------
                                                                HOLDINGS
PURCHASES                                          BOUGHT       10/31/99
-------------------------------------------------------------------------------
Citigroup, Inc.                                   115,150        129,450
Dell Computer Corp.                               132,900        295,100
Gap, Inc.                                         127,350        184,450
Goldman Sachs Group, Inc.                          60,100         60,100
Home Depot, Inc.                                   66,900        144,300
MBNA Corp.                                        140,300        271,450
MediaOne Group, Inc.                               76,100        104,500
Morgan Stanley Dean Witter & Co.                   48,400         93,950
Philip Morris Cos., Inc.                          152,700        279,800
Schering-Plough Corp.                              94,700        158,400

                                                                HOLDINGS
SALES                                                SOLD       10/31/99
-------------------------------------------------------------------------------
AirTouch Communications, Inc.                      47,400             -0-
Applied Materials, Inc.                             7,200             -0-
BankAmerica Corp.                                   2,500             -0-
Gillette Co.                                       12,600             -0-
McKesson HBOC, Inc.                               100,260             -0-
Merrill Lynch & Co., Inc.                             800         12,100
Micron Technology, Inc.                            25,200             -0-
Nokia Corp. (ADR)                                  19,400         72,800
Waste Management, Inc.                             19,400             -0-


*    Adjusted for stock splits.


12


TEN LARGEST HOLDINGS
OCTOBER 31, 1999                             ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                          VALUE            NET ASSETS
-------------------------------------------------------------------------------
Legg Mason, Inc.                              $ 1,553,213            5.0%
Chelsea GCA Realty, Inc.                        1,305,100            4.2
Premier Parks, Inc.                             1,116,987            3.6
Mohawk Industries, Inc.                           984,019            3.1
Health Management Associates, Inc. Cl.A           871,525            2.8
Monaco Coach Corp.                                811,619            2.6
Venator Group, Inc.                               753,900            2.4
BJ'S Wholesale Club, Inc.                         736,419            2.4
Zale Corp.                                        728,625            2.3
LifePoint Hospitals, Inc.                         678,037            2.2
                                              $ 9,539,444           30.6%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED OCTOBER 31, 1999
_______________________________________________________________________________

                                                          SHARES*
-------------------------------------------------------------------------------
                                                                HOLDINGS
PURCHASES                                          BOUGHT       10/31/99
-------------------------------------------------------------------------------
Calpine Corp.                                       8,600          8,600
Ensco International, Inc.                          14,600         14,600
Entercom Communications Corp.                       8,800          8,800
Health Management Associates, Inc. Cl.A            98,200         98,200
IDEC Pharmaceuticals Corp.                          3,700          3,700
K-Swiss, Inc. Cl.A                                  7,200          7,200
LifePoint Hospitals, Inc.                          57,400         57,400
Murphy Oil Corp.                                    5,100          5,100
ShopKo Stores, Inc.                                14,000         14,000
Summit Technology, Inc.                            17,400         17,400

                                                                HOLDINGS
SALES                                                SOLD       10/31/99
-------------------------------------------------------------------------------
Alaska Air Group, Inc.                              8,100         15,400
Bally Total Fitness Holding Corp.                  13,100         10,000
Bethlehem Steel Corp.                              70,400             -0-
GelTex Pharmaceuticals, Inc.                       24,800             -0-
Human Genome Sciences, Inc.                         7,200             -0-
Pinnacle Holdings, Inc.                            23,900             -0-
Republic Services, Inc.                            20,300             -0-
St. Jude Medical, Inc.                              9,200             -0-
Tiffany & Co.                                      15,500             -0-
Tommy Hilfiger Corp.                                4,500             -0-


*    Adjusted for stock splits.


13


TEN LARGEST HOLDINGS                            ALLIANCE REAL ESTATE INVESTMENT
OCTOBER 31, 1999                                             INSTITUTIONAL FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                          VALUE            NET ASSETS
-------------------------------------------------------------------------------
Equity Office Properties Trust                $    61,950            5.4%
Vornado Realty Trust                               53,868            4.7
Boston Properties, Inc.                            53,662            4.7
ProLogis Trust                                     52,144            4.5
Pan Pacific Retail Properties, Inc.                51,100            4.5
Public Storage, Inc.                               50,663            4.4
Apartment Investment & Management Co.              48,913            4.3
Brookfield Properties Corp.                        48,656            4.2
Reckson Associates Realty Corp.                    42,550            3.7
SL Green Realty Corp.                              40,013            3.5
                                              $   503,519           43.9%

MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED OCTOBER 31, 1999
_______________________________________________________________________________

                                                         SHARES
-------------------------------------------------------------------------------
                                                                HOLDINGS
PURCHASES                                          BOUGHT       10/31/99
-------------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.                 900            900
AMB Property Corp.                                    900            900
Hospitality Properties Trust                        1,200          1,200
Mission West Properties, Inc.                       1,200          1,200

                                                                HOLDINGS
SALES                                                SOLD       10/31/99
-------------------------------------------------------------------------------
Arden Realty Group, Inc.                           13,900          1,500
AvalonBay Communities, Inc.                        10,800          1,200
Brookfield Properties Corp.                        29,900          4,500
Equity Office Properties Trust                     16,300          2,800
Glenborough Realty Trust, Inc.                     19,900          1,500
Pan Pacific Retail Properties, Inc.                21,700          2,800
ProLogis Trust                                     15,000          2,700
Public Storage, Inc.                               13,300          2,100
SL Green Realty Corp.                              17,400          2,200
Vornado Realty Trust                                8,900          1,700


14


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999                     ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-98.5%
CONSUMER SERVICES-27.4%
AIRLINES-3.4%
Continental Airlines, Inc.
  C1.B (a)                                       70,800    $   2,867,400
Delta Air Lines, Inc.                            28,600        1,556,912
KLM Royal Dutch Air                              56,933        1,533,633
Northwest Airlines Corp. (a)                     46,000        1,164,375
UAL Corp. (a)                                    23,600        1,606,275
                                                             ------------
                                                               8,728,595

BROADCASTING & CABLE-7.3%
AMFM, Inc. (a)                                   33,800        2,366,000
AT&T Corp.-Liberty Media
  Group (a)                                     103,200        4,095,750
Clear Channel
  Communications (a)                             22,200        1,784,325
MediaOne Group, Inc. (a)                        104,500        7,426,031
Vodafone AirTouch Plc                            58,600        2,809,138
                                                             ------------
                                                              18,481,244

PRINTING & PUBLISHING-0.2%
Gannett Co., Inc.                                 7,700          593,862

RESTAURANTS & LODGING-0.2%
Starbucks Corp. (a)                              17,600          478,500

RETAIL-GENERAL MERCHANDISE-16.3%
Costco Wholesale Corp. (a)                       65,300        5,244,406
Dayton Hudson Corp.                              35,900        2,320,038
Gap, Inc.                                       184,450        6,847,706
Home Depot, Inc.                                144,300       10,894,650
Kohl's Corp. (a)                                 46,200        3,456,337
Lowes Cos., Inc.                                115,800        6,369,000
Tommy Hilfiger Corp. (a)                         63,400        1,791,050
Wal-Mart Stores, Inc.                            80,900        4,586,019
                                                             ------------
                                                              41,509,206
                                                             ------------
                                                              69,791,407

TECHNOLOGY-24.0%
COMMUNICATION EQUIPMENT-6.6%
EMC Corp. (a)                                    81,700        5,964,100
Lucent Technologies, Inc.                        39,160        2,516,030
Nokia Corp. (ADR) (Finland)                      72,800        8,412,950
                                                             ------------
                                                              16,893,080

COMPUTER HARDWARE-5.7%
Dell Computer Corp. (a)                         295,100       11,840,887
International Business
  Machines Corp.                                 24,500        2,410,188
Sun Microsystems, Inc. (a)                        3,700          391,506
                                                             ------------
                                                              14,642,581

COMPUTER SOFTWARE-1.8%
Microsoft Corp. (a)                              50,500        4,674,406

INTERNET SOFTWARE-0.9%
America Online, Inc.                             16,800        2,178,750

NETWORKING SOFTWARE-3.9%
Cisco Systems, Inc. (a)                         133,000        9,842,000

SEMI-CONDUCTOR COMPONENTS-4.2%
Intel Corp.                                     103,400        8,007,038
Texas Instruments, Inc.                          31,500        2,827,125
                                                             ------------
                                                              10,834,163

MISCELLANEOUS-0.9%
Solectron Corp. (a)                              30,300        2,280,075
                                                             ------------
                                                              61,345,055

FINANCE-20.8%
BANKING-MONEY CENTERS-4.2%
Chase Manhattan Corp.                            41,400        3,617,325
Citigroup, Inc.                                 129,450        7,006,481
                                                             ------------
                                                              10,623,806

BANKING-REGIONAL-0.5%
Fifth Third Bancorp                              16,700        1,232,669

BROKERAGE & MONEY MANAGEMENT-6.5%
Charles Schwab Corp.                             28,000        1,090,250
Goldman Sachs Group, Inc.                        60,100        4,267,100
Merrill Lynch & Co., Inc.                        12,100          949,850
Morgan Stanley Dean Witter
  & Co.                                          93,950       10,363,860
                                                             ------------
                                                              16,671,060

INSURANCE-1.4%
American International
  Group, Inc.                                    35,375        3,641,414

MORTGAGE BANKING-3.0%
Federal Home Loan Mortgage
  Corp.                                         144,000        7,785,000


15


PORTFOLIO OF INVESTMENTS (CONTINUED)
                                     ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)              VALUE
-------------------------------------------------------------------------
MISCELLANEOUS-5.2%
Associates First Capital Corp.
  Cl.A                                           85,376    $   3,116,224
MBNA Corp.                                      271,450        7,498,806
Newcourt Credit Group, Inc.                     109,800        1,804,837
The CIT Group, Inc.                              30,700          732,963
                                                             ------------
                                                              13,152,830
                                                             ------------
                                                              53,106,779

HEALTH CARE-11.9%
DRUGS-9.8%
Bristol-Myers Squibb Co.                         49,100        3,771,494
Pfizer, Inc.                                    149,000        5,885,500
Schering-Plough Corp.                           158,400        7,840,800
Warner-Lambert Co.                               94,800        7,566,225
                                                             ------------
                                                              25,064,019

MEDICAL SERVICES-2.1%
Cardinal Health, Inc.                            42,100        1,815,562
IMS Health, Inc.                                116,300        3,372,700
                                                             ------------
                                                               5,188,262
                                                             ------------
                                                              30,252,281

CONSUMER STAPLES-5.3%
RETAIL -FOOD & DRUGS-2.5%
Kroger Co. (a)                                  125,000        2,601,562
Safeway, Inc. (a)                                54,400        1,921,000
Walgreen Co.                                     79,300        1,997,369
                                                             ------------
                                                               6,519,931

TOBACCO-2.8%
Philip Morris Cos., Inc.                        279,800        7,047,463
                                                             ------------
                                                              13,567,394

MULTI-INDUSTRY COMPANY-2.9%
Tyco International Ltd.                         187,742        7,497,946

UTILITIES-2.7%
TELEPHONE UTILITY-2.7%
MCI WorldCom, Inc. (a)                           76,300        6,547,494
Sprint Corp.                                      4,900          364,131
                                                             ------------
                                                               6,911,625

ENERGY-1.5%
DOMESTIC INTEGRATED-1.5%
Atlantic Richfield Co.                           41,600        3,876,600

CAPITAL GOODS-1.0%
MISCELLANEOUS-1.0%
United Technologies Corp.                        41,300        2,498,650

CONSUMER MANUFACTURING-1.0%
AUTO & RELATED-0.8%
Ford Motor Co.                                   36,200        1,986,475

BUILDING & RELATED-0.2%
Masco Corp.                                      16,600          506,300
                                                             ------------
                                                               2,492,775

Total Common Stocks
  (cost $231,048,339)                                        251,340,512

SHORT-TERM INVESTMENTS-1.1%
COMMERCIAL PAPER-1.1%
General Electric Capital Corp.
  5.30%, 11/01/99
  (amortized cost $2,700,000)                    $2,700        2,700,000

TOTAL INVESTMENTS-99.6%
  (cost $233,748,339)                                        254,040,512
Other assets less
  liabilities-0.4%                                             1,018,621

NET ASSETS-100%                                            $ 255,059,133


(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


16


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999                             ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-94.6%
CONSUMER SERVICES-30.7%
AIRLINES-3.4%
Alaska Air Group, Inc. (a)                       15,400    $     612,150
America West Holdings Corp.
  Cl.B (a)                                       21,400          442,712
                                                             ------------
                                                               1,054,862

APPAREL-2.3%
Men's Wearhouse, Inc. (a)                        20,800          456,300
Stage Stores, Inc. (a)                           52,200          251,213
                                                             ------------
                                                                 707,513

BROADCASTING & CABLE-1.4%
Entercom Communications
  Corp. (a)                                       8,800          438,350

ENTERTAINMENT & LEISURE-10.7%
Ackerley Group, Inc.                             11,300          188,569
Bally Total Fitness Holding
  Corp. (a)                                      10,000          240,625
Cinar Corp. Cl.B (a)                             19,700          342,287
Imax Corp. (a)                                    9,700          201,275
Premier Parks, Inc. (a)                          38,600        1,116,987
SFX Entertainment, Inc.
  Cl.A (a)                                       14,550          508,341
Sunterra Corp. (a)                               45,300          453,000
Trans World Entertainment
  Corp. (a)                                      29,200          302,950
                                                             ------------
                                                               3,354,034

RETAIL-GENERAL MERCHANDISE-11.7%
BJ'S Wholesale Club,
  Inc. (a)                                       23,900          736,419
Furniture Brands International,
  Inc. (a)                                        5,700          110,437
Industrie Natuzzi SpA
  (ADR) (Italy)                                  23,200          423,400
Linens 'n Things, Inc. (a)                        3,000          119,250
Movado Group, Inc.                               17,100          376,200
Sharper Image Corp. (a)                           3,300           36,094
ShopKo Stores, Inc.                              14,000          350,875
Venator Group, Inc. (a)                         107,700          753,900
Zale Corp. (a)                                   17,400          728,625
                                                             ------------
                                                               3,635,200

MISCELLANEOUS-1.2%
Century Business Services,
  Inc. (a)                                       22,500          223,594
Insight Enterprises, Inc. (a)                     4,200          156,975
                                                             ------------
                                                                 380,569
                                                             ------------
                                                               9,570,528

TECHNOLOGY-15.6%
COMMUNICATION EQUIPMENT-0.8%
TeleSpectrum Worldwide,
  Inc. (a)                                       61,300          252,862

COMPUTER HARDWARE-2.1%
Apex, Inc. (a)                                   37,950          645,150

COMPUTER PERIPHERALS-0.7%
Proxicom, Inc. (a)                                2,800          214,900

COMPUTER SERVICES-1.9%
DBT Online, Inc. (a)                             26,000          607,750

COMPUTER SOFTWARE-5.1%
Aspect Development,
  Inc. (a)                                        5,800          205,175
BackWeb Technologies,
  Ltd. (a)                                        7,300          153,756
Business Objects S.A.
  (ADR) (a) (France)                              2,300          165,600
Intertrust Technologies
  Corp. (a)                                         200           10,900
InterWorld Corp. (a)                              9,600          393,600
New Era of Networks, Inc. (a)                     1,300           42,169
Sapient Corp. (a)                                 2,600          332,475
Visual Networks, Inc. (a)                         6,600          274,725
                                                             ------------
                                                               1,578,400

NETWORKING SOFTWARE-0.6%
MMC Networks, Inc. (a)                            5,800          184,875

SEMI-CONDUCTOR CAPITAL EQUIPMENT-0.8%
MKS Instruments, Inc. (a)                        11,800          247,800


17


PORTFOLIO OF INVESTMENTS (CONTINUED)         ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
SEMI-CONDUCTOR COMPONENTS-2.2%
Fairchild Semiconductor
  Corp. (a)                                      10,300    $     260,075
MIPS Technologies, Inc. (a)                       6,200          179,025
SDL, Inc. (a)                                     2,100          258,956
                                                             ------------
                                                                 698,056

MISCELLANEOUS-1.4%
DII Group, Inc. (a)                               2,900          104,400
Excalibur Technologies
  Corp. (a)                                      16,900          156,325
Security First Technologies
  Corp. (a)                                       4,000          160,750
                                                             ------------
                                                                 421,475
                                                             ------------
                                                               4,851,268

FINANCE-11.9%
BROKERAGE & MONEY MANAGEMENT-5.0%
Legg Mason, Inc.                                 42,700        1,553,213

REAL ESTATE-6.9%
Chelsea GCA Realty, Inc.                         42,100        1,305,100
MeriStar Hospitality Corp.                       17,700          284,306
Taubman Centers, Inc.                            50,400          570,150
                                                             ------------
                                                               2,159,556
                                                             ------------
                                                               3,712,769

CONSUMER MANUFACTURING-9.9%
AUTO & RELATED-6.4%
Budget Group, Inc. Cl.A (a)                      36,900          258,300
Circuit City Stores, Inc.-
  CarMax Group (a)                               62,400          171,600
Dollar Thrifty Automotive
  Group, Inc. (a)                                12,900          217,688
Group 1 Automotive, Inc. (a)                     32,100          537,675
Monaco Coach Corp. (a)                           34,537          811,619
                                                             ------------
                                                               1,996,882

TEXTILE PRODUCTS-3.5%
K-Swiss, Inc. Cl.A                                7,200           92,700
Mohawk Industries, Inc. (a)                      42,900          984,019
                                                             ------------
                                                               1,076,719
                                                             ------------
                                                               3,073,601

HEALTH CARE-9.3%
BIOTECHNOLOGY-1.4%
IDEC Pharmaceuticals
  Corp. (a)                                       3,700          429,894

MEDICAL PRODUCTS-0.9%
Summit Technology, Inc. (a)                      17,400          270,787

MEDICAL SERVICES-7.0%
Health Management Associates,
  Inc. Cl.A (a)                                  98,200          871,525
LifePoint Hospitals, Inc. (a)                    57,400          678,037
Medical Manager Corp. (a)                         6,100          305,763
Orthodontic Centers of
  America, Inc. (a)                              20,800          286,000
Women First HealthCare,
  Inc. (a)                                        8,100           60,244
                                                             ------------
                                                               2,201,569
                                                             ------------
                                                               2,902,250

ENERGY-5.2%
DOMESTIC PRODUCERS-0.9%
Murphy Oil Corp.                                  5,100          285,919

OIL SERVICE-2.1%
Ensco International, Inc.                        14,600          282,875
Global Marine, Inc. (a)                          10,900          165,543
Santa Fe International Corp.                      9,600          202,200
                                                             ------------
                                                                 650,618

PIPELINES-2.2%
Southern Union Co.                               33,400          676,350
                                                             ------------
                                                               1,612,887

TRANSPORTATION-4.1%
SHIPPING-1.2%
Teekay Shipping Corp.                            24,700          370,500

TRUCKING-0.8%
Consolidated Freightways
  Corp. (a)                                      31,600          248,850

MISCELLANEOUS-2.1%
Carey International, Inc. (a)                    31,300          663,169
                                                             ------------
                                                               1,282,519

UTILITIES-3.6%
ELECTRIC & GAS UTILITY-1.6%
Calpine Corp. (a)                                 8,600          495,575

TELEPHONE UTILITY-2.0%
Millicom International Cellular,
  SA (a) (Luxembourg)                            19,000          641,250
                                                             ------------
                                                               1,136,825

CAPITAL GOODS-2.7%
MACHINERY-1.5%
United Rentals, Inc. (a)                         25,600          476,800


18


                                             ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)              VALUE
-------------------------------------------------------------------------
MISCELLANEOUS-1.2%
Applied Power, Inc. Cl.A                         12,300    $     357,469
                                                             ------------
                                                                 834,269

CONSUMER STAPLES-0.6%
RETAIL-FOOD & DRUG-0.1%
Whole Foods Market, Inc. (a)                      1,300           44,200

MISCELLANEOUS-0.5%
FirstService Corp. (a)                           13,700          154,981
                                                             ------------
                                                                 199,181

MULTI-INDUSTRY COMPANIES-0.6%
PROFESSIONAL SERVICES-0.6%
Korn/Ferry International (a)                      8,500          189,125

BASIC INDUSTRIES-0.4%
CHEMICALS-0.4%
Lyondell Chemical Co.                            10,600          128,525

TRANSPORTATION & SHIPPING-0.0%
AMERCO (a)                                          100            2,944
                                                             ------------
                                                                 131,469

CONSUMER PRODUCTS & SERVICES-0.0%
BUSINESS SERVICES-0.0%
Provant, Inc. (a)                                   200            3,525

Total Common Stocks
  (cost $30,884,133)                                          29,500,216

SHORT-TERM DEBT SECURITIES-7.7%
Federal National
  Mortgage Association
  5.16%, 11/01/99
  (amortized cost $2,400,000)                    $2,400        2,400,000

TOTAL INVESTMENTS-102.3%
  (cost $33,284,133)                                          31,900,216
Other assets less
  liabilities-(2.3%)                                            (702,893)

NET ASSETS-100%                                            $  31,197,323


(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


19


PORTFOLIO OF INVESTMENTS                        ALLIANCE REAL ESTATE INVESTMENT
OCTOBER 31, 1999                                             INSTITUTIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-99.9%
REAL ESTATE INVESTMENT TRUSTS-99.9%
APARTMENTS-10.2%
Apartment Investment &
  Management Co.                                  1,300    $      48,913
AvalonBay Communities, Inc.                       1,200           38,775
Essex Property Trust, Inc.                          900           29,306
                                                             ------------
                                                                 116,994

DIVERSIFIED & OTHERS-13.9%
Captec Net Lease Realty, Inc.                       500            5,375
Correctional Properties Trust                     1,700           22,419
Entertainment Properties Trust                    2,000           28,125
Glenborough Realty Trust, Inc.                    1,500           19,594
Golf Trust of America, Inc.                       1,200           21,525
Mission West Properties, Inc.                     1,200            9,225
Vornado Realty Trust                              1,700           53,868
                                                             ------------
                                                                 160,131

HOTELS & RESTAURANTS-6.9%
Hospitality Properties Trust                      1,200           25,350
Innkeepers USA Trust                              2,100           18,113
MeriStar Hospitality Corp.                        2,200           35,337
                                                             ------------
                                                                  78,800

MANUFACTURED HOME COMMUNITIES-2.2%
Sun Communities, Inc.                               800           25,500

OFFICE-24.9%
Alexandria Real Estate
  Equities, Inc.                                    900           25,875
Arden Realty Group, Inc.                          1,500           30,188
Boston Properties, Inc.                           1,800           53,662
Brookfield Properties
  Corp. (Canada)                                  4,500           48,656
Crescent Real Estate
  Equities Co.                                    1,500           25,031
Equity Office Properties Trust                    2,800           61,950
SL Green Realty Corp.                             2,200           40,013
                                                             ------------
                                                                 285,375

OFFICE-INDUSTRIAL MIX-12.6%
Brandywine Realty Trust                           2,100           35,306
Highwoods Properties, Inc.                        1,300           31,444
Reckson Associates Realty
  Corp.                                           2,300           42,550
Spieker Properties, Inc.                          1,000           34,937
                                                             ------------
                                                                 144,237

REGIONAL MALLS-6.4%
Macerich Co.                                      1,800           36,000
Mills Corp.                                       2,100           37,800
                                                             ------------
                                                                  73,800

SHOPPING CENTERS-8.8%
Pan Pacific Retail Properties,
  Inc.                                            2,800           51,100
Prime Retail, Inc.                                3,500           27,781
Regency Realty Corp.                              1,100           21,794
                                                             ------------
                                                                 100,675

STORAGE-4.4%
Public Storage, Inc.                              2,100           50,663

WAREHOUSE & INDUSTRIAL-9.6%
AMB Property Corp.                                  900           17,887
Cabot Industrial Trust                            2,000           40,000
ProLogis Trust                                    2,700           52,144
                                                             ------------
                                                                 110,031

TOTAL INVESTMENTS-99.9%
  (cost $1,189,129)                                            1,146,206
Other assets less
  liabilities-0.1%                                                   999

NET ASSETS-100%                                            $   1,147,205


See notes to financial statements.


20


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

                                                                                                REAL ESTATE
                                                       PREMIER GROWTH          QUASAR            INVESTMENT
                                                       INSTITUTIONAL       INSTITUTIONAL       INSTITUTIONAL
                                                            FUND                FUND                FUND
                                                       --------------      --------------      --------------
ASSETS
  Investments in securities, at value
    (cost $233,748,339, $33,284,133, and
    $1,189,129, respectively)                           $254,040,512        $ 31,900,216        $  1,146,206
  Cash                                                        32,421              96,321              55,603
  Receivable for investment securities sold                5,008,135             315,728                  -0-
  Receivable for capital stock sold                          466,717               5,670               1,760
  Interest and dividends receivable                           82,583               1,389               1,653
  Deferred organization expenses                              46,618              49,338              45,498
  Total assets                                           259,676,986          32,368,662           1,250,720

LIABILITIES
  Payable for investment securities purchased              4,048,499             729,898                  -0-
  Payable for capital stock redeemed                         257,689             322,471              15,328
  Advisory fee payable                                       184,348              11,040               8,034
  Distribution fee payable                                     1,836                 608                  -0-
  Accrued expenses                                           125,481             107,322              80,153
  Total liabilities                                        4,617,853           1,171,339             103,515

NET ASSETS                                              $255,059,133        $ 31,197,323        $  1,147,205

COMPOSITION OF NET ASSETS
  Capital stock, at par                                 $     14,534        $      3,943        $        169
  Additional paid-in capital                             217,088,150          35,787,341           6,200,839
  Accumulated net realized gain (loss) on
    investments and foreign currency
    transactions                                          17,664,276          (3,210,044)         (5,010,880)
  Net unrealized appreciation (depreciation)
    of investments                                        20,292,173          (1,383,917)            (42,923)
                                                        $255,059,133        $ 31,197,323        $  1,147,205

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS I SHARES
  Net asset value, redemption and offering
    price per share ($247,268,600/14,087,641,
    $16,797,820/2,120,699 and $1,146,825/169,281
    shares of capital stock issued and
    outstanding, respectively)                                $17.55              $ 7.92              $ 6.77

  CLASS II SHARES
  Net asset value, redemption and offering
    price per share ($7,790,533/446,653,
    $14,399,503/1,822,484 and $380/56 shares
    of capital stock issued and outstanding,
    respectively)                                             $17.44              $ 7.90              $ 6.79


See notes to financial statements.


21


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999                        ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

                                                                                                REAL ESTATE
                                                       PREMIER GROWTH          QUASAR            INVESTMENT
                                                       INSTITUTIONAL       INSTITUTIONAL       INSTITUTIONAL
                                                            FUND                FUND                FUND
                                                       --------------      --------------      --------------
INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of
    $21,456, $2,841 and $1,215, respectively)           $    758,346        $    221,671        $    602,426
  Interest                                                   207,574              90,883              14,496
  Total income                                               965,920             312,554             616,922

EXPENSES
  Advisory fee                                             1,423,280             338,045             100,714
  Distribution fee--Class II                                  15,834               7,735                  -0-
  Administrative                                             123,000             123,000             123,000
  Custodian                                                  108,081             131,563              97,325
  Registration                                                58,708              28,729              21,421
  Transfer agency                                             37,421              31,368               8,380
  Audit and legal                                             36,252              12,012               9,338
  Amortization of organization expenses                       14,600              14,600              14,600
  Printing                                                    12,207              10,242               7,892
  Directors' fees                                              6,000               9,000              10,000
  Miscellaneous                                                3,769               4,724               3,201
  Total expenses                                           1,839,152             711,018             395,871
  Less: expenses waived and reimbursed by
    adviser (see Note B)                                    (537,087)           (282,162)           (283,965)
  Net expenses                                             1,302,065             428,856             111,906
  Net investment income (loss)                              (336,145)           (116,302)            505,016

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain (loss) on investment
    transactions                                          18,918,502          (1,922,930)         (4,772,656)
  Net realized gain (loss) on foreign
    currency transactions                                        (26)                 -0-              1,105
  Net change in unrealized appreciation/
    depreciation of investments                           15,084,878           2,066,292           3,984,322
  Net gain (loss) on investments and
    foreign currency transactions                         34,003,354             143,362            (787,229)

NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                         $ 33,667,209        $     27,060        $   (282,213)


See notes to financial statements.


22


STATEMENT OF CHANGES IN NET ASSETS                 ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

                                            PREMIER GROWTH                      QUASAR                  REAL ESTATE INVESTMENT
                                          INSTITUTIONAL FUND              INSTITUTIONAL FUND              INSTITUTIONAL FUND
                                     ------------------------------  ------------------------------  ------------------------------
                                       YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                       OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                          1999          1998 (A)          1999          1998 (B)          1999          1998 (C)
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income (loss)        $   (336,145)   $     16,136    $   (116,302)   $      2,356    $    505,016    $    697,160
  Net realized gain (loss) on
    investments and foreign
    currency transactions               18,918,476        (887,491)     (1,922,930)     (1,287,114)     (4,771,551)       (324,943)
  Net change in unrealized
    appreciation/depreciation
    of investments                      15,084,878       5,207,295       2,066,292      (3,450,209)      3,984,322      (4,027,245)
  Net increase (decrease) in
    net assets from operations          33,667,209       4,335,940          27,060      (4,734,967)       (282,213)     (3,655,028)

DIVIDENDS TO
SHAREHOLDERS FROM:
  Net investment income
    Class I                                (46,397)             -0-         (1,770)             -0-       (504,998)       (655,108)
    Class II                                    -0-             -0-             -0-             -0-            (18)            (13)
  Distributions in excess of
    net investment income
    Class I                                     -0-             -0-        (24,626)             -0-        (69,087)             -0-
    Class II                                    -0-             -0-             -0-             -0-             (2)             -0-
  Tax return of capital
    Class I                                     -0-             -0-             -0-             -0-        (58,749)             -0-
    Class II                                    -0-             -0-             -0-             -0-             (2)             -0-

CAPITAL STOCK
TRANSACTIONS
  Net increase (decrease)              161,530,011      55,539,040      10,683,631      25,214,665     (16,131,069)     22,470,152
  Total increase (decrease)            195,150,823      59,874,980      10,684,295      20,479,698     (17,046,138)     18,160,003

NET ASSETS
  Beginning of period                   59,908,310          33,330      20,513,028          33,330      18,193,343          33,340
  End of period (including
    undistributed net investment
    income of $0, $16,136 and $0,
    $2,356 and $0, $40,785,
    respectively)                     $255,059,133    $ 59,908,310    $ 31,197,323
    $ 20,513,028    $  1,147,205    $ 18,193,343


(a)  Commencement of operations, January 7, 1998.

(b)  Commencement of operations, March 17, 1998.

(c)  Commencement of operations, December 9, 1997.

     See notes to financial statements.


23


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Institutional Funds, Inc. (the "Company") was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of three funds, Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund and Alliance Real Estate Investment Institutional Fund (the "Funds"). Each Fund has different investment objectives and policies. Prior to the commencement of operations on January 7, 1998, March 17, 1998 and December 9, 1997, respectively, the Funds had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 3,300 shares of Class I common stock of each Fund for $33,000, and 33 shares of Class II common stock of the Alliance Premier Growth Institutional Fund and the Alliance Quasar Institutional Fund for $330 and 34 shares of Class II common stock of the Alliance Real Estate Investment Institutional Fund for $340 in each case on November 12, 1997. Each Fund offers Class I and Class II shares. Sales are made without a sales charge, at each Fund's net asset value per share. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holding of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $73,099 for the Real Estate Investment Institutional Fund, $73,098 for the Premier Growth Institutional Fund and $73,098 for the Quasar Institutional Fund have been deferred and are being amortized on a straight-line basis through December 2002, January and March 2003, respectively.


24


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

4. TAXES
It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Funds accrete discounts and amortize premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent fees. Expenses of the Company are charged to each Fund in proportion to net assets.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, certain Fund had permanent differences, primarily due to net operating loss and tax return of capital, which resulted a net decrease in distribution in excess of net investment income and a corresponding decrease in additional paid-in capital for those funds. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Funds pay Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .90% of the Real Estate Investment Institutional Funds' average daily net assets and 1% of the Premier Growth Institutional Fund and Quasar Institutional Funds' average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90% and 1.30% of average daily net assets for Class I and Class II of the Premier Growth Institutional Fund; 1.20% and 1.35% of average daily net assets for Class I and Class IIof the Quasar Institutional Fund and 1.00% and 1.40% of average daily net assets for Class Iand Class II for the Real Estate Investment Institutional Fund. For the year ended October 31, 1999 such reimbursement amounted to: Premier Growth Institutional Fund $414,087; Quasar Institutional Fund $159,162 and Real Estate Investment Institutional Fund $160,965.

Pursuant to the advisory agreement, the Adviser provides to each Fund certain legal and accounting services. For the year ended October 31, 1999, the Adviser agreed to waive its fees for such services. Such waiver amounted to: Premier Growth Institutional Fund $123,000; Quasar Institutional Fund $123,000 and Real Estate Investment Institutional Fund $123,000.

The Funds compensate Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Funds. Such compensation amounted to $32,174, $28,810 and $6,556, respectively for the Premier Growth Institutional Fund, the Quasar Institutional Fund and the Real Estate Investment Institutional Fund for the year ended October 31, 1999.

For the year ended October 31, 1999, the Premier Growth Institutional Fund's expenses were reduced by $336 under an expense offset arrangement with Alliance Fund Services, Inc.


25


NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

Brokerage commissions paid on investment transactions for the year ended October 31, 1999, amounted to $321,005 for the Premier Growth Institutional Fund; $166,248 for the Quasar Institutional Fund and $66,558 for the Real Estate Investment Institutional Fund, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, and of which $160 for the Quasar Institutional Fund was paid to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Funds have adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Funds pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Funds' shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 1999 were as follows:

                                           PURCHASES                            SALES
                               ---------------------------------  ---------------------------------
                                  STOCKS AND     U.S. GOVERNMENT     STOCKS AND     U.S. GOVERNMENT
FUND                           DEBT OBLIGATIONS   AND AGENCIES    DEBT OBLIGATIONS   AND AGENCIES
--------                       ----------------  ---------------  ----------------  ---------------
Premier Growth Institutional     $277,928,211        $  -0-         $118,227,470        $  -0-
Quasar Institutional               56,738,829           -0-           45,299,819           -0-
Real Estate Investment
  Institutional                     3,440,485           -0-           19,094,536           -0-


At October 31, 1999, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation (depreciation), excluding foreign currency transactions, were as follows:

                                                          GROSS UNREALIZED            NET UNREALIZED
                                                 ----------------------------------    APPRECIATION
FUND                                 COST          APPRECIATION      DEPRECIATION     (DEPRECIATION)
--------                       ----------------  ----------------  ----------------  ----------------
Premier Growth Institutional     $234,352,388      $ 28,071,109      $ (8,382,985)     $ 19,688,124
Quasar Institutional               33,679,724         2,765,146        (4,544,654)       (1,779,508)
Real Estate Investment
  Institutional                     1,368,479             2,287          (224,560)         (222,273)


For Federal income tax purposes at October 31, 1999, the Funds had capital loss carryforwards as follows: $995,373 expiring 2006 and $1,819,081 expiring 2007 for the Quasar Institutional Fund, and $280,232 expiring in 2006 and $4,551,298 expiring 2007 for the Real Estate Investment Institutional Fund.


26


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 18,000,000,000 shares of $.001 par value capital stock authorized, 6,000,000,000 shares each for Premier Growth Institutional Fund, Quasar Institutional Fund and Real Estate Investment Institutional Fund. Each Fund consists of two classes designated Class I and Class II, each with 3,000,000,000 authorized shares. Transactions in shares of capital stock were as follows:

                                PREMIER GROWTH INSTITUTIONAL FUND
                              SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                                    JANUARY 7,                    JANUARY 7,
                                      1998(A)                       1998(A)
                      YEAR ENDED        TO         YEAR ENDED         TO
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                         1999          1998           1999           1998
                     ------------  ------------  --------------  --------------
CLASS I
Shares sold           10,778,679     4,846,318    $177,363,056    $ 56,837,599
Shares issued in
  reinvestment of
  dividends                2,643            -0-         36,258              -0-
Shares redeemed       (1,201,728)     (341,571)    (19,234,357)     (4,198,789)
Net increase           9,579,594     4,504,747    $158,164,957    $ 52,638,810

CLASS II
Shares sold              307,481       307,955    $  4,965,420    $  3,782,004
Shares redeemed         (100,367)      (68,449)     (1,600,366)       (881,774)
Net increase             207,114       239,506    $  3,365,054    $  2,900,230


                                     QUASAR INSTITUTIONAL FUND
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                                     MARCH 17,                     MARCH 17,
                                      1998(A)                       1998(A)
                      YEAR ENDED        TO         YEAR ENDED         TO
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                         1999          1998           1999           1998
                     ------------  ------------  --------------  --------------
CLASS I
Shares sold              874,661     3,009,763    $  6,854,096    $ 27,395,135
Shares issued in
  reinvestment of
  dividends                3,508            -0-         26,172              -0-
Shares redeemed       (1,523,199)     (247,334)    (12,062,941)     (1,985,986)
Net increase
  (decrease)            (645,030)    2,762,429    $ (5,182,673)   $ 25,409,149

CLASS II
Shares sold            4,272,523       785,381    $ 35,353,880    $  5,617,297
Shares redeemed       (2,450,077)     (785,376)    (19,487,576)     (5,811,781)
Net increase
  (decrease)           1,822,446             5    $ 15,866,304    $   (194,484)


(a)  Commencement of operations.


27


NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

                             REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                                    DECEMBER 9,                   DECEMBER 9,
                                      1997(A)                       1997(A)
                      YEAR ENDED        TO         YEAR ENDED         TO
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                         1999          1998           1999           1998
                     ------------  ------------  --------------  --------------
CLASS I
Shares sold              239,910     2,486,932    $  1,863,912    $ 23,779,985
Shares issued in
  reinvestment of
  dividends               84,640        78,721         632,589         655,108
Shares redeemed       (2,494,932)     (229,290)    (18,627,686)     (1,965,003)
Net increase
  (decrease)          (2,170,382)    2,336,363    $(16,131,185)   $ 22,470,090

CLASS II
Shares sold                   13             6    $        100    $         50
Shares issued in
  reinvestment of
  dividends                    2             1              16              12
Net increase                  15             7    $        116    $         62


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Funds, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Funds did not utilize the Facility during the year ended October 31, 1999.


(a) Commencement of operations.


28


FINANCIAL HIGHLIGHTS                               ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                PREMIER GROWTH                QUASAR             REAL ESTATE INVESTMENT
                                               INSTITUTIONAL FUND        INSTITUTIONAL FUND        INSTITUTIONAL FUND
                                            ------------------------  ------------------------  ------------------------
                                                    CLASS I                   CLASS I                   CLASS I
                                            ------------------------  ------------------------  ------------------------
                                                          JANUARY 7,                MARCH 17,                DECEMBER 9,
                                                           1998(A)                   1998(A)                   1997(A)
                                            YEAR ENDED       TO       YEAR ENDED       TO       YEAR ENDED       TO
                                            OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                                               1999         1998         1999         1998         1999         1998
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.62       $10.00       $ 7.42       $10.00       $ 7.78       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)(c)             (.04)         .01         (.02)          -0-         .37          .43
Net realized and unrealized gain (loss)
  on investment transactions                    4.98         2.61          .53        (2.58)        (.90)       (2.26)
Net increase (decrease) in net asset
  value from operations                         4.94         2.62          .51        (2.58)        (.53)       (1.83)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.01)          -0-          -0-          -0-        (.37)        (.39)
Distributions in excess of
  net investment income                           -0-          -0-        (.01)          -0-        (.06)          -0-
Tax return of capital                             -0-          -0-          -0-          -0-        (.05)          -0-
Total dividends and distributions               (.01)          -0-        (.01)          -0-        (.48)        (.39)
Net asset value, end of period                $17.55       $12.62       $ 7.92       $ 7.42       $ 6.77       $ 7.78

TOTAL RETURN
Total investment return based on net
  asset value (d)                              39.17%       26.20%        6.88%      (25.80)%      (7.21)%     (18.61)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $247,269      $56,894      $16,798      $20,513       $1,147      $18,193
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .90%         .90%(e)     1.20%        1.20%(e)     1.00%        1.00%(e)
  Expenses, before waivers/
    reimbursements                              1.28%        2.29%(e)     2.08%        3.82%(e)     3.54%        3.09%(e)
  Net investment income (loss) (c)              (.22)%        .08%(e)     (.20)%        .03%(e)     4.75%        5.62%(e)
Portfolio turnover rate                           85%          86%         144%          61%          32%          11%


See footnote summary on page 30.


29


FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                PREMIER GROWTH                QUASAR             REAL ESTATE INVESTMENT
                                               INSTITUTIONAL FUND        INSTITUTIONAL FUND        INSTITUTIONAL FUND
                                            ------------------------  ------------------------  ------------------------
                                                    CLASS II                  CLASS II                  CLASS II
                                            ------------------------  ------------------------  ------------------------
                                                          JANUARY 7,                MARCH 17,                DECEMBER 9,
                                                           1998(A)                   1998(A)                   1997(A)
                                            YEAR ENDED       TO       YEAR ENDED       TO       YEAR ENDED       TO
                                            OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                                               1999         1998         1999         1998         1999         1998
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.58       $10.00       $ 7.40       $10.00       $ 7.77       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b) (c)            (.10)        (.03)        (.05)       (5.89)         .20          .41
Net realized and unrealized gain (loss)
  on investment transactions                    4.96         2.61          .55         3.29         (.74)       (2.28)
Net increase (decrease) in net asset
  value from operations                         4.86         2.58          .50        (2.60)        (.54)       (1.87)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-          -0-          -0-        (.36)        (.36)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.04)          -0-
Tax return of capital                             -0-          -0-          -0-          -0-        (.04)          -0-
Total dividends and distributions                 -0-          -0-          -0-          -0-        (.44)        (.36)
Net asset value, end of period                $17.44       $12.58       $ 7.90       $ 7.40       $ 6.79       $ 7.77

TOTAL RETURN
Total investment return based on net
  asset value (d)                              38.63%       25.80%        6.76%      (26.00)%      (7.32)%     (19.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                     $7,790(f)    $3,014(f)   $14,400(f)      $283         $380         $320
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.30%        1.30%(e)     1.35%        1.60%(e)     1.40%        1.40%(e)
  Expenses, before waivers/
    reimbursements                              1.68%        2.65%(e)     2.14%        4.62%(e)     2.93%        3.59%(e)
  Net investment income (loss) (c)              (.62)%       (.38)%(e)    (.51)%       (.14)%(e)    2.32%        5.04%(e)
Portfolio turnover rate                           85%          86%         144%          61%          32%          11%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) 000's omitted.


30


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                               ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE INSTITUTIONAL FUNDS, INC. We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund and Alliance Real Estate Investment Institutional Fund (three funds comprising Alliance Institutional Funds, Inc.) (the "Funds") as of October 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds of Alliance Institutional Funds, Inc. as of October 31, 1999, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



New York, New York
December 2, 1999


31


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALFRED HARRISON, EXECUTIVE VICE PRESIDENT
JANE MACK GOULD, EXECUTIVE VICE PRESIDENT
ALDEN M. STEWART, EXECUTIVE VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
RANDALL E. HAASE, SENIOR VICE PRESIDENT
DANIEL G. PINE, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
DAVID A. KRUTH, VICE PRESIDENT
DANIEL NORDBY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02116

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.


32


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
    Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Limited Maturity Government Fund
Alliance Mortgage Securities Income Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio


33


ALLIANCE INSTITUTIONAL FUNDS
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

INSTAR1099